Dividends	12 Months Ended
Dec. 31, 2022
Dividends [Abstract]
Dividends
29.	DIVIDENDS

(1)
Dividends per share and the total dividends for the fiscal year ending December 31, 2021 were 750 Won and 546,044 million Won, respectively, and the dividends were approved at the regular general shareholders’ meeting held on March 25, 2022 and were paid in April 2022.

(2)
On July 22, 2022, in accordance with a resolution of the Board of Directors, the Group declared the interim dividend of 150 Won per share (total dividend of 109,209 million Won) with June 30, 2022 as base date, and the dividends were paid in August 2022.

(3)
A dividend in respect of the year ended December 31, 2022, of 980
Won
per share, amounting to a total dividend of 713,497 million
W
on,

was approved by
shareholders at the annual general meeting on March 24, 2023. These financial statements do not include this dividend payable.